                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1996 to April 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1996.

                                        GREEN TREE FINANCIAL CORP.



                                        BY: /s/Phyllis A. Knight
                                        ---------------------------------
                                          Phyllis A. Knight
                                          Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996

                                 CUSIP#'S   393505-LA8,LB7,LC4,LD2,LE0
                                 TRUST ACCOUNT #13210501
                                 REMITTANCE DATE:  5/15/96

                                                    Total $       Per $1,000
                                                     Amount        Original
                                                 --------------   -----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                              $5,292,299.97

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any)
      withdrawn for prior Remittance Date                  0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                                 0.00

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(5.50%)            5.50%
           b. Class A-1 Interest                     519,395.88    4.32829900
           c. Class A-2 Remittance Rate(5.85%)            5.85%
           d. Class A-2 Interest                     243,750.00    4.87500000
           e. Class A-3 Remittance Rate(6.20%)            6.20%
           f. Class A-3 Interest                     180,833.33    5.16666657
           g. Class A-4 Remittance Rate(6.50%)            6.50%
           h. Class A-4 Interest                     270,833.33    5.41666660
           i. Class A-5 Remittance Rate(7.00%)            7.00%
           j. Class A-5 Interest                     443,041.67    5.83333338

      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                     .00           .00

      (4)  Remaining:
           a. Unpaid Class A Interest
              Shortfall                                     .00           .00

B.    Principal
      (5)  Formula Principal Distribution
            Amount                                 2,181,736.59           N/A
           a. Scheduled Principal                    429,112.36           N/A
           b. Principal Prepayments                1,752,624.23           N/A
           c. Liquidated Contracts                          .00           N/A
           d. Repurchases                                   .00           N/A
      (6)  Pool Scheduled Principal
            Balance                              389,907,752.84  977.78400508
     (6a)  Pool Factor                                .97778401

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996

                            CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                            TRUST ACCOUNT #13210501
                            REMITTANCE DATE:  5/15/96

   (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance
        date                                               .00

   (8)  Class A Percentage for such Remittance
        Date                                            91.86%

   (9)  Class A Percentage for the following
        Remittance Date                                 91.81%

  (10)  Class A Principal Distribution:
        a. Class A-1                              2,181,736.59     18.18113825
        b. Class A-2                                       .00             .00
        c. Class A-3                                       .00             .00
        d. Class A-4                                       .00             .00
        e. Class A-5                                       .00             .00

  (11)  Class A-1 Principal Balance             111,140,999.84    926.17499867
 (11a)  Class A-1 Pool Factor                        .92617500

  (12)  Class A-2 Principal Balance              50,000,000.00    1000.0000000
 (12a)  Class A-2 Pool Factor                       1.00000000

  (13)  Class A-3 Principal Balance              35,000,000.00    1000.0000000
 (13a)  Class A-3 Pool Factor                       1.00000000

  (14)  Class A-4 Principal Balance              50,000,000.00    1000.0000000
 (14a)  Class A-4 Pool Factor                       1.00000000

  (15)  Class A-5 Principal Balance              75,950,000.00    1000.0000000
 (15a)  Class A-5 Pool Factor                       1.00000000

  (16)  Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                               .00

 C.  Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

  (17)  31-59 days                                2,030,655.20              54

  (18)  60 days or more                           1,100,973.82              30

  (19)  Current Month Repossessions                 129,736.61               4

  (20)  Repossession Inventory                      214,778.01               6

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996

                            CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                            TRUST ACCOUNT #13210501
                            REMITTANCE DATE:  5/15/96

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                .28%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                   .11%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                .52%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                   .25%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from February 1, 2000 to
         January 31, 2001, 6.5% from February 1, 2001 to
         January 31, 2002, 8.5% from February 1, 2002 to
         January 31, 2003 and 9.5% thereafter)                            0%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                              0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                            0%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                                17.30%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996

                            CUSIP#'S  393505-LA8,LB7,LC4,LD2,LE0
                            TRUST ACCOUNT #13210501
                            REMITTANCE DATE:  5/15/96

(26)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions on current Remittance Date) as of such Remittance date greater than $

      (b) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 12.00%                               8.14%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996
                                    Page 5

                                                CUSIP#'S 393505LF7
                                                TRUST ACCOUNT #13210501
                                                REMITTANCE DATE:  5/15/96


                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------  -------------
CLASS M1 CERTIFICATES
---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                                1,452,709.17

 A.    Interest
 (28)  Aggregate interest
       a.  Class M-1 Remittance Rate (7.00%,
           unless Weighted Average Contract
           Rate is below 7.00%)                             7.00%
       b.  Class M-1 Interest                          209,416.67     5.83333343

 (29)  Amount applied to Class M-1 Interest
       Deficiency Amount                                      .00              0

 (30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                                      .00              0

 (31)  Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall                .00              0

 (32)  Remaining:
       a.  Unpaid Class M-1 Interest Shortfall                .00              0

 B.    Principal
 (33)  Formula Principal Distribution Amount
       a.  Scheduled Principal                                .00            N/A
       b.  Principal Prepayments                              .00            N/A
       c.  Liquidated Contracts                               .00            N/A
       d.  Repurchases                                        .00            N/A

 (34)  Class M-1 Principal Balance                  35,900,000.00  1000.00000000
(34a)  Class M-1 Pool Factor                           1.00000000

 (35)  Class M-1 Percentage for such Remittance
       Date                                                  .00%

 (36)  Class M-1 Percentage for the following
       Remittance Date                                       .00%

 (37)  Class M-1 Principal Distribution:
       a.  Class M-1 (current)                                .00     0.00000000
       b.  Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance
           Date                                               .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance
       Date                                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996

                                                CUSIP#'S 393505LG5,LH3
                                                REMITTANCE DATE:  5/15/96

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------  -------------

Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                                1,243,292.50

  (2)  Class B-1 Remittance Rate (6.95% unless
       Weighted Average Contract Rate is
       below 6.95%)                                         6.95%

  (3)  Aggregate Class B1 Interest                      92,377.08   5.79166646

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                                  .00          .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                     .00          .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                      .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                      .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date               .00

 (8a)  Class B Percentage for such Remittance Date            .00

 (8b)  Class B Percentage for the following
       Remittance Date                                        .00

  (9)  Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)                 .00

(10a)  Class B1 Principal Shortfall                           .00

(10b)  Unpaid Class B1 Principal Shortfall                    .00

 (11)  Class B Principal Balance                    31,916,753.00

 (12)  Class B1 Principal Balance                   15,950,000.00

  Class B2 Certificates
  ---------------------
 (13)  Remaining Amount Available                    1,150,915.42

 (14)  Class B-2 Remittance Rate (7.30%
       unless Weighted Average Contract
       Rate is less than 7.30%)                             7.30%

 (15)  Aggregate Class B2 Interest                      97,131.08   6.08333329

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.95%, 7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  April, 1996

                                                CUSIP#'S 393505LG5,LG3
                                                REMITTANCE DATE:  5/15/96

                                                       Total $      Per $1,000
                                                       Amount        Original
                                                    -------------  -------------
(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                   .00            .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                                      .00            .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                                    .00

(19)  Class B2 Principal Liquidation Loss Amount              .00
(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                    .00

(21)  Guarantee Payment                                       .00

(22)  Class B2 Principal Balance                    15,966,753.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                 163,370.62

(24)  Class C Residual Payment                         890,413.72

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                         .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                         .00

(27)  Repossessed Contracts                            129,736.61

(28)  Repossessed Contracts Remaining
      in Inventory                                     214,778.01

(29)  Weighted Average Contract Rate                      9.77284